Opportunistic Investment Strategies

PROSPECTUS

RiverNorth Managed Volatility Fund

Class R Ticker Symbol: RNBWX

January 28, 2015
As Supplemented February 4, 2015

Investment Adviser:
RiverNorth Capital Management, LLC
325 N. LaSalle Street, Suite 645
Chicago, IL 60654

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Table of Contents

SUMMARY SECTION	2
Investment Objective	2
Fees and Expenses of the Fund	2
Portfolio Turnover	2
Principal Investment Strategies	3
Principal Risks	4
Performance	5
Portfolio Management	6
Buying and Selling Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS	7
The Fund’s Investment Objective	7
The Fund’s Principal Strategies	7
The Fund’s Principal Investment Risks	8
Other Information About the Fund	10

HOW TO BUY SHARES	11
Opening an Account	11
Purchasing Shares	11
Minimum Investments	12
Other Purchase Information	13

HOW TO REDEEM (SELL) SHARES	13
Redeeming Shares	13
Redeeming By Mail	14
Telephone Redemptions	14
Redemptions-In-Kind	14
Redemption Fee	15
Additional Redemption Information	15

DISTRIBUTION PLAN	15

VALUING THE FUND’S ASSETS	15

DIVIDENDS, DISTRIBUTIONS AND TAXES	16
Dividends and Distributions	16
Taxes	16

MANAGEMENT OF THE FUND	17

SHAREHOLDER STATEMENTS AND REPORTS	17

FINANCIAL HIGHLIGHTS	18

PRIVACY POLICY	20

FOR MORE INFORMATION	Back Cover

SUMMARY SECTION

Investment Objective
The Fund’s investment objective is total return with lower volatility than the Standard and Poor’s 500 Index.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class R Shares
Redemption Fee (as a percentage of amount redeemed if held less than 90 days)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.69%
Dividend Expense on Short Sales	0.02%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	1.98%
Less Expense Reimbursements(1)	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement	1.84%

(1)
The Fund's adviser has contractually agreed to defer management fees and/or reimburse expenses (excluding brokerage fees and commissions; borrowing costs such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund may invest and extraordinary expenses) of the Fund until at least January 31, 2016 in order to maintain the Total Annual Fund Operating Expenses After Fee Deferral and/or Reimbursement at 1.80%.  This agreement may be terminated by the Fund's Board of Trustees on 60 days written notice to the adviser.  Any deferral or reimbursement is subject to repayment by the Fund within three years following the fiscal year in which the expenses occurred if the Fund is able to make the repayment without exceeding its current expense limitation and the repayment is approved by the Board of Trustees.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same, except the first year which is covered by an expense cap and fee limitation agreement.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$187	$608	$1,054	$2,292

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended September 30, 2014, the Fund’s portfolio turnover rate was 318% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund invests in a portfolio of common stocks, preferred stocks and options (primarily covered calls, cash covered put options and long puts) on those common and preferred stocks.  The option writing aspect of this strategy is also commonly referred to as a “covered call” or a “cash-covered put-write” strategy.  The adviser may from time to time buy put options to hedge specific securities or portfolio-level market risk.

A put option gives its holder the right to sell a specific number of shares of a specific security at a specific price (known as the exercise price or strike price) by a certain date.  A call option gives its holder the right to buy a specific number of shares of a security at a specific price by a certain date.

The buyer of a call option hopes that the price of the underlying security will rise above the strike price before the option expires. The buyer of the call option wants to buy the security at a strike price below its market value before the option expires, and then sell the security at the market price and pocket the difference.  For this to be profitable, the difference between the strike price and market price must be greater than the amount paid for the call option.

The buyer of a put option is betting that the price of the security will fall before the option expires.  The buyer makes a profit by buying the underlying security on the open market at a price below the strike price and then exercising the option, which forces the writer of the put to buy the security at the strike price from the holder of the put option.  Meanwhile, the writer of the put option is hoping that the underlying security price rises, remains the same, or falls by less than the price of the put option.

The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (“1940 Act”).  A non-diversified fund, compared to a diversified fund, may invest a greater percentage of its assets in a particular issuer.  Accordingly, a non-diversified fund may be more susceptible to price fluctuations because of its limited number of investments.

The Fund’s common and preferred stock holdings will principally consist of highly liquid, large-capitalization stocks of U.S. issuers (similar to those included in the Standard & Poor’s 500 Index), although the Fund may also invest, without limitation, in securities of foreign issuers through sponsored or unsponsored American Depositary Receipts (ADRs), although it is anticipated that foreign investments will be a small portion of the Fund’s total investments.  Unsponsored ADRs are generally established by banks or brokers and may not share in the benefits or voting rights of sponsored ADRs.  While the Fund will invest principally in large-capitalization companies (defined by the adviser as those companies with a market capitalization in excess of $4 billon), the Fund may also invest up to 20% of its assets in stocks of mid-capitalization companies (defined by the adviser as those companies with a market capitalization between $1 billion and $4 billion).  Unlike some other options-based mutual funds, however, the criteria used to determine if a company stock is suitable for investment is not based exclusively on the company’s fundamentals, but rather on the investment opportunity offered by the options trading on the company’s stock.

The Fund may also invest in, and trade options on, exchange traded funds (ETFs) that represent broad-based domestic indices. The adviser will not use leverage when purchasing investments for the portfolio.

The Fund’s portfolio manager has developed a proprietary screening process for identifying investment opportunities present in the U.S. listed options market.  This screening process involves an analysis of the investment opportunities as measured on a macro (“top down”) and a micro (“bottom up”) basis.  Using this data, the portfolio manager then makes tactical investments by trading the equity security and immediately trading the option(s) the portfolio manager has identified as having the potential for providing return to the Fund.

Because investment decisions are based primarily on the opportunity in the options markets, not primarily based on the opportunities presented by the underlying stocks themselves, investments will be made with only secondary consideration to the investment performance, dividend paying record or earnings of the underlying stocks.  Upon exercise or expiration of the Fund’s options holdings, the adviser may determine to immediately write another options contract on the underlying equity security, sell the underlying equity security concurrent with the disposal of the option, or in very limited circumstances, hold the underlying equity security until, in the opinion of the adviser, a better opportunity to sell or write an options contract on the underlying equity security occurs.

The portfolio manager may determine that the investment opportunities are limited in duration and will likely actively trade the Fund’s holdings.  Also, certain options are not favorably treated under the U.S. tax code.  This active trading and tax treatment may result in much of the gains in the Fund being classified as short-term capital gains and may be taxed at a higher rate than long-term capital gains.

Principal Risks
The Fund’s returns will vary and you could lose money on your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency. Below are the specific risks of investing in the Fund.

Exchange Traded Fund Risk.  When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons. The Fund also will incur brokerage costs when it purchases ETFs. Furthermore, investments in other mutual funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Focused Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Foreign Investing/ADR Risk. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR.

Large Company Risk. Because the Fund focuses on securities and options on securities of larger more liquid companies, the Fund may have fewer investment opportunities than funds that invest in companies of all capitalization ranges.  Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals, which may affect the price of the securities.

Large Shareholder Purchase and Redemption Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Management Risk.  The adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s judgment will produce the desired results.  In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Mid Cap Risk.  The Fund may invest in mid cap companies and bears the risk that the Fund’s investment in mid cap stock companies may be subject to greater earnings and price volatility in comparison to larger companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

Non-Diversified Risk.  Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified mutual fund, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Options Risk.  A decision as to when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.  Long put options may expire worthless.  Selling covered call options will limit the Fund's gain, if any, on the underlying securities.

Portfolio Turnover Risk.  The Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates in excess of 100%.  Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance, and may produce increased taxable distributions.

Tax Risk.  It is expected that most or all of the capital gains distributed will be categorized as short-term capital gains, which are subject to higher tax rates than long-term capital gains. Given the tax-inefficiency of the Fund, shareholders should consider investing through a tax-deferred account and carefully consider the tax consequences before investing.  In addition, current tax laws are subject to change.

Transaction Cost Risk.  As a result of the Fund’s expected high rate of portfolio turnover, the Fund will likely incur higher brokerage charges than those associated with an average equity mutual fund. The transaction costs increase the cost of investing in the Fund.

Performance
Prior to January 28, 2014, the Fund, operating under a different name,  was required to pursue its objective by investing at least 80% of the Fund’s net assets, plus borrowings for investment purposes, in a portfolio of common stocks, preferred stocks and options on those securities. The performance shown prior to January 28, 2014 represents performance of the Fund’s strategy utilizing the prior 80% policy.

The bar chart below shows how the Fund’s investment results have varied from year to year. The table below shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Fund. Past performance of the Fund (before and after taxes) is no guarantee of how it will perform in the future. Performance for the Fund is updated monthly and may be obtained online at www.RiverNorth.com or by calling 1.888.848-7569.

Calendar Year Total Returns through December 31, 2014

Highest/Lowest quarterly results during this time period were:

Best Quarter:	4th Quarter, 2013	3.77%
Worst Quarter:	3rd Quarter, 2014	-1.05%

Average Annual Total Returns (as of December 31, 2014)
	1 Year	Since Inception (October 12, 2012)
Return Before Taxes	1.88%	4.23%
Return After Taxes on Distributions	-1.26%	1.49%
Return After Taxes on Distributions and Sale of Fund Shares	1.07%	1.99%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	13.69%	20.43%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund’s other return figures.

Portfolio Management
Investment Adviser – RiverNorth Capital Management, LLC

Portfolio Managers
●	Eric Metz, CFA®, Portfolio Manager of the Fund and Derivatives Specialist of RiverNorth Capital. Mr. Metz has been the Fund’s Portfolio Manager since its inception in 2012.

Buying and Selling Fund Shares
To open an account and make an initial purchase directly with the Fund, you can mail a check (payable to RiverNorth Funds) in the minimum amounts described below along with a completed and signed Account Application.  To obtain an Account Application, call 1-888-848-7569 or download one from www.rivernorth.com.

Minimum Initial Investment
$1,000 for IRA accounts
$5,000 for other types of accounts

Minimum Subsequent Investment for the Fund
$100 for all accounts

To Place Orders
By Mail: RiverNorth Funds P.O. Box 1920 Denver, CO 80201	Overnight Mail: RiverNorth Funds c/o ALPS Fund Services 1290 Broadway, Suite 1100 Denver, CO 80203
By Phone: 1-888-848-7569

You may purchase or redeem (sell) shares by (i) writing to the address above, or by telephone at the number above or (ii) through a broker, dealer or other financial intermediary that has entered into an agreement with the Fund’s distributor.

You may normally redeem (sell) your shares on any Business Day that the New York Stock Exchange is open and the Fund receives such redemption request in good order by mail or telephone.

Tax Information
The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred account such as an individual retirement account or 401(k) plan.  Distributions from a tax-exempt or tax-deferred account may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL STRATEGIES AND RELATED RISKS

The Fund’s Investment Objective
The Fund’s investment objective is total return with lower volatility than the Standard and Poor’s 500 Index.

The Fund’s Principal Strategies

Under normal market conditions, the Fund invests in a portfolio of common stocks, preferred stocks and options (primarily covered calls, cash covered put options and long puts) on those common and preferred stocks.  The option writing aspect of this strategy is also commonly referred to as a “covered call” or a “cash-covered put-write” strategy.  The adviser may from time to time buy put options to hedge specific securities or portfolio-level market risk.  The Fund is classified as non-diversified for 1940 Act purposes.  The Fund’s non-diversified status is a non-fundamental investment policy which can be changed by the Board of Trustees of RiverNorth Funds, but only after giving shareholders at least 60 days prior written notice.

A put option gives its holder the right to sell a specific number of shares of a specific security at a specific price (known as the exercise price or strike price) by a certain date.  A call option gives its holder the right to buy a specific number of shares of a security at a specific price by a certain date.

The buyer of a call option hopes that the price of the underlying security will rise above the strike price before the option expires. The buyer of the call option wants to buy the security at a strike price below its market value before the option expires, and then sell the security at the market price and pocket the difference.  For this to be profitable, the difference between the strike price and market price must be greater than the amount paid for the call option.

The buyer of a put option is betting that the price of the security will fall before the option expires.  The buyer makes a profit by buying the underlying security on the open market at a price below the strike price and then exercising the option, which forces the writer of the put to buy the security at the strike price from the holder of the put option.  Meanwhile, the writer of the put option is hoping that the underlying security price rises, remains the same, or falls by less than the price of the put option.

The Fund’s common and preferred stock holdings will consist principally of highly liquid, large-capitalization stocks of U.S. issuers (similar to those included in the Standard & Poor’s 500 Index), although the Fund may also invest, without limitation, in securities of foreign issuers through sponsored or unsponsored ADRs, although it is anticipated that foreign investments will be a small portion of the Fund’s total investments.  Unsponsored ADRs are generally established by banks or brokers and may not share in the benefits or voting rights of sponsored ADRs.  While the Fund will invest principally in large-capitalization companies (defined by the adviser as those companies with a market capitalization in excess of $4 billion), the Fund may also invest up to 20% of its assets in stocks of mid-capitalization companies (defined by the adviser as those companies with a market capitalization between $1 billion and $4 billion).  Unlike some other options-based mutual funds, however, the criteria used to determine if a company stock is suitable for investment is not based exclusively on the company’s fundamentals, but rather on the investment opportunity offered by the options trading on the company’s stock.

The Fund may also invest in, and trade options on, ETFs that represent broad-based domestic indices. The adviser will not use leverage when purchasing investments for the portfolio.

Writing options involves a tradeoff between the option premiums received and reduced participation in future price appreciation of the Fund’s portfolio of stocks. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price at some specified time in the future. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

There are several major factors that influence the price of options contracts.

Changes in the underlying security price can increase or decrease the value of an option. These price changes have opposite effects on calls and puts. For instance, as the value of the underlying security rises, a call will generally increase and the value of a put will generally decrease in price. A decrease in the underlying security's value will generally have the opposite effect.

The strike price determines whether or not an option has any intrinsic value. In the case of a call, an option's premium generally increases as the option becomes further in the money (that is the strike price is below the price of the underlying security), and decreases as the option becomes more deeply out of the money (that is the strike price is above the price of the underlying security).

Time until expiration affects the time value component of a call option's premium. Generally, as expiration approaches, the levels of an option's time value, for both puts and calls, decreases or "erodes." This effect is most noticeable with at-the-money options (that is where the strike price is equal to the price of the underlying security).

The effect of volatility is the most subjective and perhaps the most difficult factor to quantify, but it can have a significant impact on the time value portion of an option's premium. Volatility is simply a measure of risk (uncertainty), or variability of price of an option's underlying security. Higher volatility estimates reflect greater expected fluctuations (in either direction) in underlying price levels. This expectation generally results in higher option premiums for puts and calls alike, and is most noticeable with at-the-money options.  It is this factor that the adviser believes creates inefficiencies in the market that can be capitalized upon.

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The Fund’s portfolio manager has developed a proprietary screening process for identifying investment opportunities present in the U.S. listed options market.  This screening process involves an analysis of the investment opportunities as measured on a macro (“top down”) and a micro (“bottom up”) basis.  Using this data, the portfolio manager then makes tactical investments by trading the equity security and immediately trading the option(s) the portfolio manager has identified as having the potential for providing return to the Fund.

Because investment decisions are based primarily on the opportunity in the options markets, not primarily based on the opportunities presented by the underlying stocks themselves, investments will be made with only secondary consideration to the investment performance, dividend paying record or earnings of the underlying stocks.  Upon exercise or expiration of the Fund’s options holdings, the adviser may determine to immediately write another options contract on the underlying equity security, sell the underlying equity security concurrent with the disposal of the option, or in very limited circumstances, hold the underlying equity security until, in the opinion of the adviser, a better opportunity to sell or write an options contract on the underlying equity security occurs.

The portfolio manager may determine that the investment opportunities are limited in duration and will likely actively trade the Fund’s holdings.  Also certain options are not favorably treated under the U.S. tax code.  This active trading and tax treatment may result in much of the gains in the Fund being classified as short-term capital gains and may be taxed at a higher rate than long-term capital gains.

The Fund is classified as “non-diversified” for purposes of the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

The Fund’s Principal Investment Risks
The Fund’s returns will vary and you could lose money on your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or any other government agency.  Below are the specific risks of investing in the Fund.

Exchange Traded Fund Risk.  ETFs are typically open-end investment companies that are bought and sold on a national securities exchange. When the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses, including the potential duplication of management fees. The risk of owning an ETF generally reflects the risks of owning the underlying securities it holds. Many ETFs seek to replicate a specific benchmark index. However, an ETF may not fully replicate the performance of its benchmark index for many reasons, including because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities it holds. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.  The Fund also will incur brokerage costs when it purchases ETFs. Furthermore, investments in other fund of funds could affect the timing, amount and character of distributions to shareholders and therefore may increase the amount of taxes payable by investors in the Fund.

Focused Security Risk.  The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Foreign Investing/ADR Risk. The Fund may invest in foreign companies directly or through sponsored or unsponsored ADRs.  Unsponsored ADRs are generally established by banks or brokers and may not share in the benefits or voting rights of sponsored ADRs.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  ADRs may be subject to certain risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities. Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. In addition, holders of unsponsored ADRs generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such ADRs in respect of the deposited securities.

Large Company Risk. Because the Fund focuses on securities and options on securities of larger  more liquid companies, the Fund may have fewer investment opportunities than funds that invest in companies of all capitalization ranges.  Also, larger companies may fall out of favor with the investing public as a result of market, political and economic conditions, including for reasons unrelated to their businesses or economic fundamentals, which may affect the price of the securities.

Large Shareholder Purchase and Redemption Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Management Risk.  The adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the adviser’s judgment will produce the desired results.  In addition, the Fund may allocate its assets so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Fund’s value may be adversely affected.

Market Risk.  Overall stock market risks may also affect the value of the Fund.  Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Mid Cap Risk.  The Fund may invest in mid cap companies and bears the risk that the Fund’s investment in mid cap stock companies may be subject to greater earnings and price volatility in comparison to larger companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

New Fund Risk.  The Fund is a new mutual fund with a limited operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.  In addition the portfolio manager has not managed a mutual fund in the past and the Fund’s strategy may be encumbered by the requirements of the 1940 Act.

Non-Diversified Risk.  Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

Options Risk.  A decision as to when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Because the exercise of some index options is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option.  Long put options may expire worthless.  Selling covered call options will limit the Fund's gain, if any, on the underlying securities. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option.

Portfolio Turnover Risk.  The Fund may engage in frequent trading to try to achieve its objective and may have portfolio turnover rates in excess of 100%.  A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year.  How long the Fund holds a security in its portfolio is generally not a factor in making buy and sell decisions.  Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance, and may produce increased taxable distributions.

Tax Risk.  In addition to the potential for large capital gain distributions, it is expected that most or all of the gains distributed will be categorized as short-term capital gains, which are subject to higher tax rates than long-term capital gains. Given the tax-inefficiency of the Fund, shareholders should consider investing through a tax-deferred account and carefully consider the tax consequences before investing.  In addition, current tax laws are subject to change.

Transaction Cost Risk.  Transaction costs refer to the charges that are associated with buying and selling securities and options for the Fund. As a result of the Fund’s expected high rate of portfolio turnover, the Fund will likely incur higher brokerage charges than those associated with an average equity mutual fund. The transaction costs increase the cost of investing in the Fund.

Other Information About the Fund
The investment objective of the Fund may be changed without shareholder approval; however, you will be given advance written notice of any changes.  Information about the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings is included in the Statement of Additional Information.

From time to time, the Fund may hold all or a portion of its assets in cash or cash equivalents pending investment, or when attempting to respond to adverse market, economic, political or other conditions, causing investment opportunities to be limited.  Cash equivalents include certificates of deposit; short term, high quality taxable debt securities; money market funds and repurchase agreements.  If the Fund invests in shares of a money market fund or other investment company, the shareholders of the Fund generally will be subject to duplicative management fees.  These temporary defensive positions may be inconsistent with the Fund’s principal investment strategy and, as a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

HOW TO BUY SHARES

Opening an Account

The Fund is a series of RiverNorth Funds and you may purchase shares directly from RiverNorth Funds.  You also may purchase shares through a brokerage firm or other intermediary that has contracted with RiverNorth Funds to sell shares of the Fund.  You may be charged a separate fee by the brokerage firm or other intermediary through whom you purchase shares.  Shares of the Fund are available exclusively to U.S. citizens.

If you are investing directly in the Fund for the first time, please call the Fund’s transfer agent at 1-888-848-7569 to request a Shareholder Account Application.  You will need to establish an account before investing.  Be sure to sign up for all the account options that you plan to take advantage of.  For example, if you would not like to be able to redeem you shares by telephone, you should select this option on your Shareholder Account Application.  Doing so when you open your account means that you will not need to complete additional paperwork later.

Your investment in the Fund should be intended as a long-term investment vehicle.  The Fund is not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading.  The Fund also reserves the right to stop offering shares at any time.

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity. If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identify, the Fund may restrict further investment until your identify is verified.  However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the net asset value (“NAV”) determined on the day in which your account is closed.  If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.  The Fund has appointed an Anti-Money Laundering Compliance Officer to oversee these policies.

If you have any questions regarding the Fund, please call the transfer agent at 1-888-848-7569.

Purchasing Shares
You may buy shares on any “business day.”  Business days are Monday through Friday, other than days the New York Stock Exchange (NYSE) is closed, including the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Shares of the Fund are sold at NAV per share.  The NAV generally is calculated as of the close of trading on the NYSE every day the NYSE is open.  The NYSE normally closes at 4:00 p.m. Eastern Time (“ET”).  The Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

If you are purchasing directly from RiverNorth Funds, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

To Place Orders
By Mail: RiverNorth Funds P.O. Box 1920 Denver, CO 80201	Overnight Mail: RiverNorth Funds c/o ALPS Fund Services 1290 Broadway, Suite 1100 Denver, CO 80203

Purchase orders received in “proper form” by the Fund’s transfer agent or designated intermediary before the close of trading on the NYSE will be effective at the NAV next calculated after your order is received. On occasion, the NYSE closes before 4:00 p.m. ET. When that happens, purchase orders received after the NYSE closes will be effective the following business day.

To be in “proper form,” the purchase order must include:

●	Fund name and account number;
●	Account name(s) and address;
●	The dollar amount or number of shares you wish to purchase.

The Fund may limit the amount of purchases and refuse to sell to any person.

IRA accounts are subject to annual custodial fees.  You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian.  Call the Fund’s transfer agent about the IRA custodial fees.

Method of Payment.  All purchases (both initial and subsequent) must be made in U.S. dollars and checks must be drawn on U.S. banks.  Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, (other than a money order issued by a bank) credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Checks drawn on a non-U.S. financial institution will not be accepted, even if payment may be effected through a U.S. financial institution.  Checks made payable to any individual or company and endorsed to RiverNorth Funds or the Fund are considered third-party checks.  Cashier’s checks and bank official checks and bank money orders may be accepted in amounts greater than $10,000.  In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).  Cashier’s checks and bank official checks in amounts less than $10,000 will also be accepted for IRA transfers from other financial institutions.

A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Fund is unable to debit your predesignated bank account on the day of purchase, the Fund reserves the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Fund (or the Fund’s agent) has the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.

If you choose to pay by wire, you must call the Fund’s transfer agent, at 1-888-848-7569 to set up your account, to obtain an account number, and obtain instructions on how to complete the wire transfer.  You must provide a signed application to ALPS Fund Services, Inc., at the above address in order to complete your initial wire purchase.  Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business.  A wire purchase will not be considered made until the wired money and the purchase order are received by the Fund.  Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or its transfer agent.  The Fund presently does not charge a fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Minimum Investments
The minimum initial investment is $5,000.  For an IRA account, the minimum initial investment is $1,000.  The minimum subsequent investment for all share classes and all accounts is $100.  You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund, and may be required to redeem your shares if the value of your shares in the Fund falls below the minimum initial investment due to redemptions.  For more information, please read “Additional Redemption Information”.

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution.  To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, brokerage firm, retirement plan sponsor or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

For accounts sold through brokerage firms and other intermediaries, it is the responsibility of the brokerage firm or intermediary to enforce compliance with investment minimums.

Other Purchase Information

If your wire does not clear, you will be responsible for any loss incurred by the Fund.  If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred.  You may be prohibited or restricted from making future purchases in the Fund.

The Fund may authorize certain brokerage firms and other intermediaries (including its designated correspondents) to accept purchase and redemption orders on its behalf.  The Fund is deemed to have received an order when the authorized person or designee receives the order, and the order is processed at the NAV next calculated thereafter.  It is the responsibility of the brokerage firm or other intermediary to transmit orders promptly to the Fund’s transfer agent.  You should inquire whether your financial intermediary has such an agreement with the Fund.  If it does not, your shares will be priced as of the date the Fund receives your application and payment rather than on the date you submit the information through your intermediary.

RiverNorth Funds discourages market timing.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of the Fund’s shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Fund may indirectly invest a portion of its assets in small capitalization companies.  Because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of the Fund’s portfolio to a greater degree than funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage also may cause dilution in the value of Fund shares held by other shareholders.  The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive.  This policy applies to all Fund shareholders.  While the Fund attempts to deter market timing, there is no assurance that it will be able to identify or eliminate all market timers.  For example, certain accounts called “omnibus accounts” include multiple shareholders and typically provide the Fund with a net purchase or redemption request on any given day.  That is, purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund.  The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

The Fund also will impose a redemption fee on shares redeemed within 90 days of purchase.  For more information, please see “Redemption Fee” in this prospectus.

HOW TO REDEEM (SELL) SHARES

Redeeming Shares
You may redeem your shares on any business day. Redemption orders received in proper form by the Fund’s transfer agent or by a brokerage firm or other intermediary selling Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be processed at that day’s NAV. Your brokerage firm or intermediary may have an earlier cut-off time.

“Proper form” means your request for redemption must:

●	Include the Fund name and account number;

●	Include the account name(s) and address;
●	State the dollar amount or number of shares you wish to redeem; and
●	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

The Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request.  The Fund also may require that signatures be guaranteed for redemptions of $25,000 or more.  Signature guarantees are for the protection of shareholders.  You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.  All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.  For joint accounts, both signatures must be guaranteed.  Please call the transfer agent at 1-888-848-7569 if you have questions regarding signature guarantees.  At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

Shares of the Fund may be redeemed by mail or telephone.  You may receive redemption payments in the form of a check or federal wire transfer.  A wire transfer fee of $15 will be charged to defray custodial charges for redemptions paid by wire transfer.  Any charges for wire redemptions will be deducted from your account by redemption of shares.  If you redeem your shares through a brokerage firm or other intermediary, you may be charged a fee by that institution.

Redeeming By Mail
You may redeem (sell) any part of your account in the Fund by mail at no charge. Your request, in proper form, should be addressed to:

By Mail: RiverNorth Funds P.O. Box 1920 Denver, CO 80201	Overnight Mail: RiverNorth Funds c/o ALPS Fund Services 1290 Broadway, Suite 1100 Denver, CO 80203

Telephone Redemptions
You may redeem any part of your account (up to $25,000) in the Fund by calling the transfer agent at 1-888-848-7569.  You must first complete the Telephone & Online Privileges section of the investment application to institute this option.  The Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time.  During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and responding to telephone requests for redemptions in a timely fashion.  If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Redemptions-In-Kind
Generally, all redemptions will be for cash.  However, if you redeem shares worth more than $250,000 or 1% of the value of the Fund's assets, the Fund reserves the right to pay all or part of your redemption proceeds in readily marketable securities instead of cash under unusual circumstances in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder.  If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV.  This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.  In the event that an in-kind distribution is made, you may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Redemption Fee
Shareholders that hold shares less than 90 days will be assessed a redemption fee of 2.00% of the amount redeemed.  The Fund uses a “first in, first out” method for calculating the redemption fee.  This means that shares held the longest will be redeemed first, and shares held the shortest time will be redeemed last.  Systematic withdrawal and/or contribution programs, mandatory retirement distributions, involuntary redemptions of small accounts by the Fund, and transactions initiated by a retirement plan sponsor or participant are not subject to the redemption fee.  The redemption fee is paid directly to and retained by the Fund, and is designed to deter excessive short-term trading and to offset brokerage commissions, market impact, and other costs that may be associated with short-term money movement in and out of the Fund.  Due to operational considerations, the Fund may permit certain brokerage firms and intermediaries to not impose a redemption fee or to alter the amount or terms of the redemption fee. You should contact your brokerage firm or intermediary for more information on whether the redemption fee will be applied to redemptions of your shares.

The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.  If there is a material change to the Fund’s redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

Additional Redemption Information
If you are not certain of the redemption requirements, please call the transfer agent at 1-888-848-7569.  Redemptions specifying a certain date or share price cannot be accepted and will be returned.  You will be mailed the proceeds on or before the fifth business day following the redemption.  You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.  Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission (“SEC”), the Fund may suspend redemptions or postpone payment dates.

Redemption proceeds sent via check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV.  Redemption proceeds that are reinvested are subject to the risk of loss like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require that you redeem all of your shares in the Fund upon 30 days written notice if the value of your shares in the Fund is less than $5,000 due to redemption, or such other minimum amount as the Fund may determine from time to time.  You may increase the value of your shares in the Fund to the minimum amount within the 30-day period.  All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences to you and about which you should consult your tax adviser.

DISTRIBUTION PLAN

The Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares and allows the Fund to pay for services provided to shareholders. Shareholders of the Fund may pay annual 12b-1 expenses of up to 0.25%. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

VALUING THE FUND’S ASSETS

The Fund’s assets are generally valued at their market value using market quotations.  The Fund may use pricing services to determine market value.  If market prices are not available or, in the adviser’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the adviser will value the Fund’s assets at their fair value according to policies approved by the Fund’s Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Securities trading on overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market, bur prior to the close of the U.S. market.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  Fair valuation involves subjective judgments and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.  The Fund will invest in Underlying Funds.  The Fund’s NAV is calculated based, in part, upon the market prices of the Underlying Funds in its portfolio, and the prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions
The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders.  The Fund distributes dividends and capital gains annually.  The Fund expects that distributions will consist primarily of ordinary income and short term capital gains.  These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund.  Reinvested dividends and distributions receive the same tax treatment as those paid in cash.  If you are interested in changing your election, you may call the Fund’s transfer agent at 1-888-848-7569 or send a written notification to:

By Mail: RiverNorth Funds P.O. Box 1920 Denver, CO 80201	Overnight Mail: RiverNorth Funds c/o ALPS Fund Services 1290 Broadway, Suite 1100 Denver, CO 80203

The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

●	Postal or other delivery service is unable to deliver checks to the address of record;
●	Dividends and capital gain distribution are not cashed within 180 days; or
●	Bank account of record is no longer valid.

Taxes
The following summarizes certain federal income tax considerations of investing in the Fund.  The discussion is based on current law which is subject to change, even retroactively.  The discussion below only relates to shares held by those who are U.S. citizens or U.S. residents.  The Fund qualifies as a regulated investment company under the Internal Revenue Code and intends to maintain its status as such.  Accordingly, it will distribute all or substantially all of its income and its gains to its shareholders.  Distributions of the Funds income and gains, whether paid in cash or reinvested in additional shares are taxed as ordinary income, long term capital gains, qualified dividend income or a combination of the above.  Long term capital gains and qualified dividend income are currently taxed at a maximum federal rate of 20%.  In addition, if the Fund invests in REITs, a portion of Fund income distributed to you may be depreciation recapture income taxed at a 25% rate.  Fund dividends are taxable to you in the year paid, except that dividends declared before December 31 but paid in January of the next year will be taxed in the prior year.  Individuals, trusts and estates whose income exceeds certain threshold amounts are subject to an additional Medicare contribution tax of 3.8% on investment income including capital gains and dividends from the Fund.

The sale or redemption of Fund shares is a taxable transaction which may result in a recognition of gain or loss for federal income tax purposes.  The amount of any gain or loss to be recognized is determined by the difference between the amount realized and your adjusted tax basis in your shares.  The Fund is required to compute and report to the Internal Revenue Service the basis of all shares acquired on or after January 1, 2012.  The Fund has elected to use the average cost method in calculating your basis, unless you instruct otherwise.  In general, gain or loss from shares held for more than one year will be long term capital gain or loss.

You are taxable on dividends received regardless of how long you have owned the shares and accordingly may want to avoid making a substantial investment in the Fund when the Fund is about to make a taxable distribution, because you would be responsible for any taxes on the distribution.

Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year.  If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  Because each investor’s tax circumstances are unique, please consult with your tax adviser about your investment.

MANAGEMENT OF THE FUND

RiverNorth Capital Management, LLC (“RiverNorth Capital”) is the Fund’s investment adviser and makes the day-to-day investment decisions for the Fund.  Founded in 2000, RiverNorth Capital is located at 325 N. LaSalle Street, Suite 645, Chicago, Illinois 60654.  RiverNorth Capital is registered with the SEC and manages, as of December 31, 2014, approximately $2.7 billion for individuals and institutions, including limited partnerships, mutual funds and employee benefit plans.

Eric Metz, CFA® is the Fund’s portfolio manager.  Mr. Metz joined RiverNorth capital in 2012 and serves as Portfolio Manager and Derivatives Strategist.  Mr. Metz aids the firm in optimizing the risk management across its portfolios while managing the derivatives-oriented portfolios.  Prior to joining RiverNorth Capital, Mr. Metz was a partner at Bengal Capital LLC, an investment adviser. Before working at Bengal, Mr. Metz was a senior trader at Ronin Capital, LLC. Mr. Metz graduated Magna Cum Laude from the University of Michigan with a B.S.E in Industrial and Operations Engineering. He earned his M.S.E., with honors, in Industrial and Operations Engineering from the University of Michigan. He was enrolled in the Industrial and Operations Engineering PhD program at the University of Michigan before pursuing a career in investment management. He also has received the Chartered Financial Analyst (CFA®) designation, and is a member of both the CFA Institute and the CFA Society of Chicago.

The Fund’s Statement of Additional Information provides information about the compensation received by Mr. Metz, other accounts that he manages and his ownership of Fund shares.

Under the terms of the Management Agreement, the Fund is required to pay the adviser a fee equal to 1.00% of the Fund’s average annual daily net assets.  A discussion regarding the basis of the Board of Trustees’ approval of the Management Agreement between the Fund and RiverNorth Capital is available in the Fund’s semi-annual report to shareholders for the periods ended March 31 of each year.

The Adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit net annual operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 1.80% of the average daily net assets of the Fund through January 31, 2016. Each deferral of fees or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses were incurred, provided that the Fund is able to make the repayment without exceeding the above expense limitations.

RiverNorth Capital (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

SHAREHOLDER STATEMENTS AND REPORTS

RiverNorth Funds or your brokerage firm or other intermediary will send you transaction confirmation statements and quarterly account statements.  Please review these statements carefully.

To reduce expenses and conserve natural resources, RiverNorth Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family.  If you would like to receive separate mailings, please call 1-888-848-7569 and RiverNorth Funds will begin individual delivery within 30 days after RiverNorth Funds receives your instructions.

At least twice a year, you will receive a financial report from the Fund.  In addition, you may periodically receive proxy statements and other reports.

Electronic copies of financial reports and the prospectus are available.  To participate (or end your participation) in the Fund’s electronic delivery program, please complete the appropriate section of the Shareholder Account Application or call 1-888-848-7569.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund’s financial performance during the period of its operations. Certain financial information reflects financial results for a single Fund share. The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen Fund Audit Services, Ltd., Independent Registered Public Accounting Firm, whose report, along with the Fund’s financial statements, are included in the Annual Report, which is available upon request.

RiverNorth Managed Volatility Fund
	For the Year Ended September 30, 2014(a)	For the Period October 12, 2012 (Inception) to September 30, 2013
Net asset value - beginning of period	$10.37	$10.00
Income from investment operations:
Net investment loss(b)	(0.12)	(0.06)
Net realized and unrealized gain on investments(b)	0.79	0.43
Total income from investment operations	0.67	0.37

Less distributions:
From net investment income	--	(0.00	)(c)
From net realized gain on investments	(0.68)	--
Total distributions	(0.68)	(0.00	)(c)
Paid-in capital from redemption fees(b)	0.00 (c)	0.00	(c)
Net increase/(decrease) in net asset value	(0.01)	0.37
Net asset value - end of period	$10.36	$10.37

Total Return(d)	6.65%	3.71	%(e)

Supplemental Data:
Net assets, end of period (in thousands)	$18,801	$16,798

Ratios to Average Net Assets (excluding interest expense and dividend expense on securities sold short)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	1.94%	2.19	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.80%	1.80	%(g)
Ratio of net investment income/(loss) to average net assets excluding fee waivers and reimbursements(f)	(1.30%)	(0.98%	)(g)
Ratio of net investment income/(loss) to average net assets including fee waivers and reimbursements(f)	(1.16%)	(0.59%	)(g)

Ratios to Average Net Assets (including interest expense and dividend expense on securities sold short)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(f)	1.95%	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.82%	N/A
Ratio of net investment income/(loss) to average net assets excluding fee waivers and reimbursements(f)	(1.32%)	N/A
Ratio of net investment income/(loss) to average net assets including fee waivers and reimbursements(f)	(1.18%)	N/A
Portfolio turnover rate	318%	603	%(e)

(a)	Prior to January 1, 2014, the RiverNorth Managed Volatility Fund was known as the Rivernorth Dynamic Buy-Write Fund.
(b)	Based on average shares outstanding during the period.
(c)	Less than $(0.005) and $0.005 per share.
(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e)	Not annualized.
(f)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments included in the Annual Report of the Fund.
(g)	Annualized.

PRIVACY POLICY

FACTS	WHAT DOES RIVERNORTH FUNDS AND ITS INVESTMENT ADVISOR RIVERNORTH CAPITAL MANAGEMENT, LLC (“RIVERNORTH”) DO WITH YOUR PERSONAL INFORMATION?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
Social Security number
account balances
account transactions
transaction history
wire transfer instructions
checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons RiverNorth chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does RiverNorth Share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-888-848-7569 or go to www.rivernorth.com

RIVERNORTH FUNDS
RIVERNORTH MANAGED VOLATILITY FUND

Board of Trustees
Patrick W. Galley, CFA®, Chairman
John K. Carter
James G. Kelley
John S. Oakes
Fred G. Steingraber

Investment Adviser
RiverNorth Capital Management, LLC

Transfer and Dividend Disbursing Agent and Administrator
ALPS Fund Services, Inc.

Distributor
ALPS Distributors, Inc.

Legal Counsel
Drinker Biddle & Reath LLP

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

Custodian
State Street Bank and Trust

FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference (and therefore legally a part of this Prospectus), contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. Annual and semi-annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the performance results of the Fund as of the latest semi-annual or annual fiscal year end.

Call RiverNorth Funds at 1-888-848-7569 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries, or visit www.RiverNorth.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549-1520.

Investment Company Act File No. 811-21934